Exhibit 99.2

Texas Capital Bancshares, Inc. Earnings Release April 20, 2005

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2004, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

OPENING COMMENTS Financial highlights Net income for Q1-2005 of $5.3 million EPS for Q1-2005 of $0.20 Continued growth of more than 20% in loans and deposits over Q1-2004 Business remains exceptionally well-positioned for 2005 On plan and on target to meet full year net income of $26.5 million to $28 million Strengthened credit quality Continued growth and build-out in lines of business Houston Residential Mortgage Lending

Net income growth to $5.3 million Increase of 34% from Q1-2004 - decrease of 12% on linked-quarter basis EPS at $0.20 up 33% from Q1-2004 - decrease of 13% on linked-quarter basis Growth in core and total loans (average balances) 26% growth over Q1-2004 - increase of 5% on linked-quarter basis March 31 outstandings 5% greater than Q1-2005 Average Increase of net interest margin to 3.61% Increase of 37 bp over Q1-2004 and 3 bp from Q4-2004 Linked-quarter comparison understates favorable impact of interest sensitivity - normalized NIM closer to 3.70% and increasing through end of quarter Much improved earning asset mix at end of quarter Interest sensitivity increase resulting from exceptional growth in core loans and contraction of securities portfolio PERFORMANCE SUMMARY

MARGIN ANALYSIS A number of variables during Q1-2005 affected expansion of the net interest margin and net interest income. Growth of deposits during the quarter, exceptional growth in core loans near the end of the quarter and seasonal reduction in loans held for sale reduced net interest income and margin by approximately 5 bps. Typically quarterly margin has on average been affected by 1 to 2 bps by "non- interest variables" that include: Fee adjustments, either accelerated or reduced Prepayment penalties; premium amortization for securities and loans Experienced unusual change from "normalized" non-interest variables in Q1-2005 Adverse effects in Q1 of 5+ bps below normalized NIM No expectation of similar impact in any quarter of 2005 Adjusting for these factors, NIM was approximately 3.70% for the quarter Expect more normal trend for Q2 Excess liquidity position absorbed by growth in loans Full benefit of late-March increase in fed funds rate

Q4-2004 TO Q1-2005 COMPARISON (In Thousands) The numbers below represent significant differences between Q4-2004 and Q1-2005. All are in the normal course of business, but can significantly affect quarter-to-quarter comparisons. EPS impact of the following is $0.035. Pretax Increase from Q4-2004 Restricted stock vesting $ 300 FICA and other employment taxes* 640 Difference in days* 480 Total $ 1,420 * Always affect Q1 as compared to Q4.

FINANCIAL REVIEW

INCOME STATEMENT In Thousands Q1-05 Q4-04 Q3-04 Q2-04 Q1-04 Net interest income $ 21,668 $ 21,460 $ 19,386 $ 17,252 $ 16,644 Provision for loan losses - 200 375 363 750 Net interest income after provision for loan losses 21,668 21,260 19,011 16,889 15,894 Non-interest income 4,179 3,738 3,463 3,116 3,315 Non-interest expense 17,854 15,917 14,595 13,496 13,332 Income before income taxes 7,993 9,081 7,879 6,509 5,877 Income tax expense 2,717 3,054 2,643 2,149 1,940 Net income $ 5,276 $ 6,027 $ 5,236 $ 4,360 $ 3,937 Diluted EPS $ .20 $ .23 $ .20 $ .17 $ .15

PERFORMANCE DRIVERS & MODEL Q1-2005 Q4-2004 Q3-2004 Q2-2004 Q1-2004 Net interest margin 3.61% 3.58% 3.38% 3.24% 3.24% Non-interest income 0.69% 0.62% 0.60% 0.58% 0.64% Net revenue 4.30% 4.20% 3.98% 3.82% 3.88% Loan Loss Provision - (0.03)% (0.07)% (0.07)% (0.15)% Non-interest expense (2.94)% (2.63)% (2.53)% (2.52)% (2.58)% Pre-tax net/EA 1.36% 1.54% 1.38% 1.23% 1.15% FIT (0.45)% (0.50)% (0.46)% (0.40)% (0.38)% Net income/EA 0.91% 1.04% 0.92% 0.83% 0.77% Key Ratios EA/TA 94.3% 94.6% 93.6% 94.0% 93.4% ROA 0.82% 0.94% 0.85% 0.77% 0.71% Leverage 13.3 13.3 13.2 12.7 12.6 ROE 10.9% 12.5% 11.3% 10.0% 9.0% Efficiency 69.1% 63.2% 63.9% 66.3% 66.8%

FINANCIAL SUMMARY In Thousands Period End Period End Period End Q1 2005 Q4 2004 Q1 2004 Q1/Q4 % Change YOY % Change Loans held for investment $1,676,799 $1,564,578 $1,311,511 7% 28% Loans held for sale 70,672 119,537 72,789 (41)% (3)% Total loans 1,747,471 1,684,115 1,384,300 4% 26% Securities 754,154 804,544 752,861 (6)% 0% Demand deposits 405,162 397,629 309,927 2% 31% Total Deposits 1,981,701 1,789,887 1,495,891 11% 32% Total Assets 2,636,920 2,611,163 2,233,135 1% 18% Quarterly net income 5,276 6,027 3,937 (12)% 34% Quarterly diluted EPS .20 .23 .15 (13)% 33%

FINANCIAL SUMMARY In Thousands Averages Averages Averages Q1 2005 Q4 2004 Q1 2004 Q1/Q4 % Change YOY % Change Loans held for investment $1,590,207 $1,516,672 $1,265,840 5% 26% Loans held for sale 81,956 94,510 61,177 (13)% 34% Total loans 1,672,163 1,611,182 1,327,017 4% 26% Securities 778,622 810,850 758,966 (4)% 3% Demand deposits 363,398 335,914 265,039 8% 37% Total Deposits 1,849,448 1,686,002 1,393,185 10% 33% Total Assets 2,610,647 2,544,796 2,221,564 3% 18%

AVERAGE BALANCES, YIELDS, AND RATES In Thousands Q1 2005 Q1 2005 Q4 2004 Q4 2004 Q1 2004 Q1 2004 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 778,622 4.44% $ 810,850 4.31% $ 758,966 4.03% Fed funds sold & liquidity investments 30,235 2.67% 3,932 2.12% 6,887 0.99% Loans held for sale 81,956 11.29% 94,510 9.22% 61,177 7.61% Loans held for investment 1,590,207 5.97% 1,516,672 5.71% 1,265,840 4.94% Total earning assets 2,462,090 5.67% 2,407,094 5.41% 2,075,150 4.72% Total assets $2,610,647 $2,544,796 $2,221,564 Liabilities and Stockholders' Equity Total interest bearing deposits $1,486,050 2.44% $1,350,088 2.16% $1,128,146 1.69% Other borrowings 534,773 2.47% 635,552 2.16% 620,982 1.70% Long-term debt 20,620 6.43% 20,620 5.85% 20,620 4.99% Total interest bearing liabilities 2,041,443 2.49% 2,006,260 2.19% 1,769,748 1.73% Demand deposits 363,398 335,914 265,039 Stockholders' equity 196,565 191,890 176,764 Total liabilities and stockholders' equity $2,610,647 1.94% $2,544,796 1.73% $2,221,564 1.38% Net interest income to earning assets 3.61% 3.58% 3.24%

DEPOSIT AND LOAN GROWTH Core Loans* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. Demand Deposit CAGR: 50% Total Deposit CAGR: 24% Core Loan CAGR: 26% 2000 2001 2002 2003 2004 Q1-2005 Core Loans 625 855 1003 1230 1565 1677 2000 2001 2002 2003 2004 Q1-2005 Demand Deposits 72 136 239 302 398 405 Interest Bearing Deposits 723 750 958 1143 1392 1577 2000 2001 2002 2003 2004 ($ in millions) Q1-2005 795 886 1,197 1,445 1,790 1,982

REVENUE AND EXPENSE GROWTH Operating Revenue CAGR: 33% Net Interest Income CAGR: 31% Non-interest Income CAGR: 54% Non-interest Expense CAGR: 15% Net Interest Income Non-interest Income Non-interest Expense 2000 2001 2002 2003 2004 Q1-2005 Non Interest Expense 35158 29432 35370 48430 57340 71416 2000 2001 2002 2003 2004 Q1-2005 Net Interest Income 22839 35055 42246 53155 74742 86672 Non Interest Income 1957 5983 8625 10892 13632 16716 2000 2001 2002 2003 2004 ($ in millions) 2005* 24,796 41,038 50,871 64,047 88,374 103,388 * 2005 annualized through 3/31/2005.

56% 7% 4% 36% 14% 8% 42% 33% INTEREST SENSITIVITY POSITION 56% 7% 4% 36% 14% 8% 42% 33% Assets Liabilities Data : 1st Qtr Average Balance Sheet Asset Sensitive Differential: Approx. $574 million Assets Liabilities 0.58 0.38 0.3 0.15 0.06 0.07 0.07 0.4 Floating Rate Other Loans Securities Loans Fixed Rate Floating Rate Money Market & Fed Funds Non-Interest Checking Fixed Rate Capital Term Deposits & Rev Repos Asset Sensitive GAP

Credit quality improved during 2004 and remains superior Net recoveries of $17,000 in Q1-2005 NPL's decreased to 0.36% of core loans Substantial reduction in classified assets Increase in unallocated reserve Total reserve at $18.7 million are exceptionally strong as measured by coverage of NCO's and NPL's Total reserve 1.18% of average core loans; 1.12% of YE core loans Multiple of 11.4X trailing 2-year NCO's and 3.1X NPL's Multiple of 2.6X NCO's from inception CREDIT QUALITY

CREDIT QUALITY Allowance / Loans (1) 1.12% 1.20% 1.44% 1.45% 1.47% NPL to Loans (1) .36% .39% .83% .29% .75% Allowance to NPL 3.1x 3.1x 1.7x 5.0x 1.1x (1) Excludes loans held for sale. (1) Excludes loans held for sale. Net Charge-offs / Average Loans Q1-2005 2004 2003 2002 2001

CLOSING COMMENTS Confirming guidance for 2005 Traction in market clearly reflected in results Expect continuation of growth trends with core loan growth exceeding 20% Expansion of net interest margin Growth in non-interest income Growth of RML income, net of related commissions Increase in Wealth Management and Treasury Management fees Continued investment in business strategy Credit quality maintained at high standards Net income of $26.5 to $28 million Improvement in ROA and ROE

Q & A